UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Maxar Technologies Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! MAXAR TECHNOLOGIES INC. 2022 Annual Meeting Wednesday, May 11, 2022 2:00 p.m. MT https://virtualshareholdermeeting.com/MAXR2022 D71709-P68224 You invested in MAXAR TECHNOLOGIES INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 11, 2022. Get informed before you vote View the 2021 Annual Report, Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 27, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* at https://virtualshareholdermeeting.com/MAXR2022 Vote Before the Meeting at proxyvote.com by May 10, 2022 11:59 PM ET *Please check the meeting materials for any special requirements for meeting attendance. V1.1 For complete information and to vote, visit www.ProxyVote.com Control #

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. MAXAR TECHNOLOGIES INC. 2022 Annual Meeting Vote by May 10, 2022 11:59 PM ET Board Recommends Voting Items D71710-P68224 1. Election of Directors Nominees: 1a. Howell M. Estes III For 1b. Nick S. Cyprus For 1c. Roxanne J. Decyk For 1d. Joanne O. Isham For 1e. Daniel L. Jablonsky For 1f. C. Robert Kehler For 1g. Gilman Louie For 1h. L. Roger Mason, Jr. For 1i. Heather A. Wilson For 1j. Eric J. Zahler For 1k. Eddy Zervigon For 2. To approve, on a non-binding advisory basis, the executive compensation of the Company’s named executive officers. For 3. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022. For NOTE: At their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any postponement or adjournment thereof.